AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 22, 2011	REGISTRATION NO. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

JAMES RIVER COAL COMPANY
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)
James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
(804) 780-3000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
54-1602012 (I.R.S. Employer Identification Number)
SEE TABLE OF SUBSIDIARY CO-REGISTRANTS
Peter T. Socha
President & Chief Executive Officer
James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
(804) 780-3000
(Name, address, including zip code, and telephone number,
including area code, of agent for service)
Copies to: David A. Stockton, Esq. Kilpatrick Townsend & Stockton LLP 1100 Peachtree Street, Suite 2800 Atlanta, Georgia 30309 (404) 815-6500

Approximate date of commencement of proposed sale to the public:  From time to time after this registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒  Registration No. 333-168628

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.  ☐  __________

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act of 1934.

Large accelerated filer ☐ Non-accelerated filer ☐	Accelerated filer ☒ Smaller reporting company ☐

(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Stock, par value $.01 per share	$30,000,000	$3,483.00
(1)      The registrant previously registered an aggregate amount of $150,000,000 of common stock, preferred stock, debt securities, warrants, units and guarantees of debt securities pursuant to its Registration Statement on Form S-3 (Registration No. 333-168628).  None of such securities have been sold.  In accordance with Rule 462(b) under the Securities Act, an additional amount of common stock having a proposed maximum aggregate offering price of no more than 20% of the maximum aggregate offering price of the securities eligible to be sold under the related Registration Statement on Form S-3 (Registration No. 333-168628), for which a filing fee of $3,483.00 is being paid herewith, are being registered.
(2)      Calculated pursuant to Rule 457(o) under the Securities Act.

Pursuant to Rule 462(b) under the Securities Act of 1933, this Registration Statement shall become effective upon filing with the Securities and Exchange Commission.

TABLE OF SUBSIDIARY CO-REGISTRANTS

Exact name of Subsidiary Co-Registrant as specified in its charter (1)(2)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
BDCC Holding Company, Inc.	Delaware	62-0133200
Bell County Coal Corporation	Delaware	61-0880806
Bledsoe Coal Corporation	Kentucky	61-0894821
Bledsoe Coal Leasing Company	Delaware	52-1186654
Blue Diamond Coal Company	Delaware	52-2313812
Eolia Resources, Inc.	North Carolina	56-0890587
James River Coal Sales, Inc.	Delaware	74-2233417
James River Coal Service Company	Kentucky	61-0712577
Johns Creek Coal Company	Tennessee	62-1059412
Johns Creek Elkhorn Coal Corporation	Delaware	61-0729199
Johns Creek Processing Company	Delaware	52-2274021
Leeco, Inc.	Kentucky	61-0734176
McCoy Elkhorn Coal Corporation	Kentucky	61-0718373
Shamrock Coal Company, Incorporated	Delaware	62-0421843
Triad Mining Inc.	Indiana	71-1189005
Triad Underground Mining, LLC	Indiana	35-2149041
____________________

(1)	The address, including zip code, and telephone number, including area code, of the principal executive offices of each subsidiary co-registrant is:

901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
(804) 780-3000

(2)	The Primary Standard Industrial Classification Code Number for each subsidiary co-registrant is 1221.

EXPLANATORY NOTE

This Registration Statement on Form S-3 (the “Registration Statement”) is being filed with the Securities and Exchange Commission (the “Commission”) by James River Coal Company, a Virginia corporation (the “Company”), pursuant to Rule 462(b) and General Instruction IV of Form S-3, both promulgated under the Securities Act of 1933, as amended.  This Registration Statement incorporates by reference the contents of the Company’s Registration Statement on Form S-3 (Registration No. 333-168628), as amended, including the exhibits thereto, which was declared effective by the Commission on September 23, 2010 (the “Initial Registration Statement”). Pursuant to Rule 462(b) under the Securities Act, this Registration Statement is to be effective upon filing.

This Registration Statement is being filed pursuant to Rule 462(b) to increase the dollar amount of common stock registered under the Initial Registration Statement by $30,000,000, including shares of common stock subject to the underwriters’ 30-day option to purchase additional shares of common stock.  This amount represents 20% of the amount available for issuance under the Initial Registration Statement.  The required opinion and consents are listed on the exhibit index hereto and are filed herewith.

1

PART II
Information Not Required in Prospectus

Item 16.                 Exhibits

Exhibit No.	Description

5.1*	Legal Opinion of Kilpatrick Townsend & Stockton LLP
23.1*	Consent of Marshall Miller & Associates, Inc.
23.2*	Consent of KPMG LLP
23.3*	Consent of PriceWaterhouseCoopers LLP
23.4*	Consent of Kilpatrick Townsend & Stockton LLP (see Exhibit 5.1)
24.1*	Power of Attorney (included on signature page)
____________________

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

JAMES RIVER COAL COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chairman, President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011:

Signature	Title

/s/ Peter T. Socha	Chairman of the Board, President and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Alan F. Crown	Director
Alan F. Crown

/s/ Ronald J. FlorJancic	Director
Ronald J. FlorJancic

/s/ Leonard J. Kujawa	Director
Leonard J. Kujawa

/s/ Joseph H. Vipperman	Director
Joseph H. Vipperman

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

BDCC HOLDING COMPANY, INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Joseph G. Evans	Director
Joseph G. Evans

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

BELL COUNTY COAL CORPORATION

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ B. J. Reynolds	Director
B. J. Reynolds

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

BLEDSOE COAL CORPORATION

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Tim Frasure	Director
Tim Frasure

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

BLEDSOE COAL LEASING COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Tim Frasure	Director
Tim Frasure

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

BLUE DIAMOND COAL COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Joseph G. Evans	Director
Joseph G. Evans

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

EOLIA RESOURCES, INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Joseph G. Evans	Director
Joseph G. Evans

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

JAMES RIVER COAL SALES, INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Michael E. Weber	Director
Michael E. Weber

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

JAMES RIVER COAL SERVICE COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Coy K. Lane	Director
Coy K. Lane

/s/ Brian Patton	Director
Brian Patton

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

JOHNS CREEK COAL COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Randall K. Taylor	Director
Randall K. Taylor

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

JOHNS CREEK ELKHORN COAL CORPORATION

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Randall K. Taylor	Director
Randall K. Taylor

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

JOHNS CREEK PROCESSING COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Randall K. Taylor	Director
Randall K. Taylor

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

LEECO, INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Joseph G. Evans	Director
Joseph G. Evans

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

MCCOY ELKHORN COAL CORPORATION

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Randall K. Taylor	Director
Randall K. Taylor

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

SHAMROCK COAL COMPANY, INCORPORATED

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Tim Frasure	Director
Tim Frasure

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

TRIAD MINING INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Donald W. Arrowsmith	Director, President and Chief Operating Officer
Donald W. Arrowsmith

/s/ Coy K. Lane	Director
Coy K. Lane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on March 21, 2011.

TRIAD UNDERGROUND MINING, LLC

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below constitutes and appoints Peter T. Socha and Samuel M. Hopkins, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-3 (including post effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 21, 2011.

Signature	Title

/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer
Peter T. Socha	(principal executive officer)

/s/ Samuel M. Hopkins, II	Vice President and Chief Accounting Officer (principal financial
Samuel M. Hopkins, II	officer and principal accounting officer)

/s/ Donald W. Arrowsmith	Manager, President and Chief Operating Officer
Donald W. Arrowsmith

/s/ Coy K. Lane	Director
Coy K. Lane

EXHIBIT INDEX

Exhibit No.	Description

5.1*	Legal Opinion of Kilpatrick Townsend & Stockton LLP
23.1*	Consent of Marshall Miller & Associates, Inc.
23.2*	Consent of KPMG LLP
23.3*	Consent of PriceWaterhouseCoopers LLP
23.4*	Consent of Kilpatrick Townsend & Stockton LLP (see Exhibit 5.1)
24.1*	Power of Attorney (included on signature page)
____________________

*	Filed herewith